Supplement dated January 13, 2009 to the prospectuses dated February 1, 2008 of Seligman Core Fixed Income Fund, Inc. (the "Seligman Fund")

This supplement supersedes and replaces the supplement filed earlier today, January 13, 2008, with the Securities and Exchange Commission.

On January 8, 2009, the Seligman Fund's Board of Directors approved in principle the merger of the Seligman Fund into RiverSource Diversified Bond Fund (the "RiverSource Fund"), a fund that seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time. More information about the the RiverSource Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Seligman Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.